Exhibit 99.1
Alphabet Announces Second Quarter 2022 Results
MOUNTAIN VIEW, Calif. – July 26, 2022 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended June 30, 2022.
Sundar Pichai, CEO of Alphabet and Google, said: “In the second quarter our performance was driven by Search and Cloud. The investments we’ve made over the years in AI and computing are helping to make our services particularly valuable for consumers, and highly effective for businesses of all sizes. As we sharpen our focus, we’ll continue to invest responsibly in deep computer science for the long-term.”
Ruth Porat, CFO of Alphabet and Google, said: “Our consistent investments to support long-term growth are reflected in our solid performance in the second quarter, with revenues of $69.7 billion in the quarter, up 13% versus last year or 16% on a constant currency basis. We are focused on responsible capital allocation in support of our growth opportunities.”
Stock Split Effected in the Form of a Stock Dividend (“Stock Split”)
On July 15, 2022, the company executed a 20-for-one stock split with a record date of July 1, 2022, effected in the form of a one-time special stock dividend on each share of the company's Class A, Class B, and Class C stock. All references made to share or per share amounts in this press release have been retroactively adjusted to reflect the effects of the Stock Split.
Q2 2022 financial highlights
The following table summarizes our consolidated financial results for the quarters ended June 30, 2021 and 2022 (in millions, except for per share information and percentages; unaudited).

	Quarter Ended June 30,
	2021	2022
Revenues	$61,880	$69,685
Change in revenues year over year (1)	62%	13%
Change in constant currency revenues year over year(1) (2)	57%	16%

Operating income	$19,361	$19,453
Operating margin	31%	28%

Other income (expense), net	$2,624	$(439)

Net income	$18,525	$16,002
Diluted EPS	$1.36	$1.21
(1)    Foreign currency movements affected year-over-year revenue growth rates by 3.7%. This reflects, when rounding to the one decimal place, the percentage change in consolidated revenues and consolidated constant currency revenues year over year of 12.6% and 16.3%, respectively.
(2)    Non-GAAP measure. See the table captioned “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” for more details.

Q2 2022 supplemental information (in millions, except for number of employees; unaudited)
Revenues, Traffic Acquisition Costs (TAC) and number of employees

	Quarter Ended June 30,
	2021	2022
Google Search & other	$35,845	$40,689
YouTube ads	7,002	7,340
Google Network	7,597	8,259
Google advertising	50,444	56,288
Google other	6,623	6,553
Google Services total	57,067	62,841
Google Cloud	4,628	6,276
Other Bets	192	193
Hedging gains (losses)	(7)	375
Total revenues	$61,880	$69,685

Total TAC	$10,929	$12,214

Number of employees	144,056	174,014
Segment Operating Results

	Quarter Ended June 30,
	2021	2022
Operating income (loss):
Google Services	$22,343	$22,770
Google Cloud	(591)	(858)
Other Bets	(1,398)	(1,686)
Corporate costs, unallocated	(993)	(773)
Total income from operations	$19,361	$19,453

Webcast and conference call information
A live audio webcast of our second quarter 2022 earnings release call will be available on YouTube at https://youtu.be/kBgHioOKpvI. The call begins today at 2:00 PM (PT) / 5:00 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available at http://abc.xyz/investor.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
We also share Google news and product updates on Google’s Keyword blog at https://www.blog.google/, which may be of interest or material to our investors.
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 and our most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. All information provided in this release and in the attachments is as of July 26, 2022. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: free cash flow; constant currency revenues; and percentage change in constant currency revenues. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the effect of foreign exchange rate movements and hedging activities. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.
For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation from net cash provided by operating activities to free cash flow” and “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” included at the end of this release.
Contact

Investor relations	Media
investor-relations@abc.xyz	press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except par value per share amounts)

	As of December 31,	As of June 30,
	2021	2022
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$20,945	$17,936
Marketable securities	118,704	107,061
Total cash, cash equivalents, and marketable securities	139,649	124,997
Accounts receivable, net	39,304	35,707
Income taxes receivable, net	966	1,366
Inventory	1,170	1,980
Other current assets	7,054	8,321
Total current assets	188,143	172,371
Non-marketable securities	29,549	30,665
Deferred income taxes	1,284	1,490
Property and equipment, net	97,599	106,223
Operating lease assets	12,959	13,398
Intangible assets, net	1,417	1,377
Goodwill	22,956	23,949
Other non-current assets	5,361	5,712
Total assets	$359,268	$355,185
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,037	$4,409
Accrued compensation and benefits	13,889	10,852
Accrued expenses and other current liabilities	31,236	32,976
Accrued revenue share	8,996	7,889
Deferred revenue	3,288	3,272
Income taxes payable, net	808	1,956
Total current liabilities	64,254	61,354
Long-term debt	14,817	14,734
Deferred revenue, non-current	535	472
Income taxes payable, non-current	9,176	8,163
Deferred income taxes	5,257	924
Operating lease liabilities	11,389	11,697
Other long-term liabilities	2,205	2,422
Total liabilities	107,633	99,766
Contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value per share, 100 shares authorized; no shares issued and outstanding	0	0
Class A, Class B, and Class C stock and additional paid-in capital, $0.001 par value per share: 300,000 shares authorized (Class A 180,000, Class B 60,000, Class C 60,000); 13,242 (Class A 6,015, Class B 893, Class C 6,334) and 13,078 (Class A 6,002, Class B 885, Class C 6,191) shares issued and outstanding	61,774	64,402
Accumulated other comprehensive income (loss)	(1,623)	(5,828)
Retained earnings	191,484	196,845
Total stockholders’ equity	251,635	255,419
Total liabilities and stockholders’ equity	$359,268	$355,185

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts, unaudited)

	Quarter Ended June 30,		Year To Date June 30,
	2021	2022	2021	2022
Revenues	$61,880	$69,685	$117,194	$137,696
Costs and expenses:
Cost of revenues	26,227	30,104	50,330	59,703
Research and development	7,675	9,841	15,160	18,960
Sales and marketing	5,276	6,630	9,792	12,455
General and administrative	3,341	3,657	6,114	7,031
Total costs and expenses	42,519	50,232	81,396	98,149
Income from operations	19,361	19,453	35,798	39,547
Other income (expense), net	2,624	(439)	7,470	(1,599)
Income before income taxes	21,985	19,014	43,268	37,948
Provision for income taxes	3,460	3,012	6,813	5,510
Net income	$18,525	$16,002	$36,455	$32,438

Basic earnings per share of Class A, Class B, and Class C stock	$1.38	$1.22	$2.72	$2.46
Diluted earnings per share of Class A, Class B, and Class C stock	$1.36	$1.21	$2.68	$2.44
Number of shares used in basic earnings per share calculation	13,379	13,133	13,422	13,168
Number of shares used in diluted earnings per share calculation	13,592	13,239	13,617	13,295

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions, unaudited)

	Quarter Ended June 30,		Year To Date June 30,
	2021	2022	2021	2022
Operating activities
Net income	$18,525	$16,002	$36,455	$32,438
Adjustments:
Depreciation and impairment of property and equipment	2,730	3,698	5,255	7,289
Amortization and impairment of intangible assets	215	201	443	392
Stock-based compensation expense	3,803	4,782	7,548	9,286
Deferred income taxes	379	(2,147)	1,479	(4,237)
(Gain) loss on debt and equity securities, net	(2,883)	1,041	(7,634)	2,478
Other	(8)	62	(263)	202
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(3,661)	(1,969)	(867)	2,395
Income taxes, net	(1,082)	(4,073)	(297)	(253)
Other assets	(199)	(845)	(192)	(1,621)
Accounts payable	(130)	1,201	(1,112)	(1,172)
Accrued expenses and other liabilities	3,731	1,497	201	(1,719)
Accrued revenue share	473	(114)	29	(942)
Deferred revenue	(3)	86	134	(8)
Net cash provided by operating activities	21,890	19,422	41,179	44,528
Investing activities
Purchases of property and equipment	(5,496)	(6,828)	(11,438)	(16,614)
Purchases of marketable securities	(24,183)	(21,737)	(60,609)	(50,199)
Maturities and sales of marketable securities	21,419	25,595	60,667	55,374
Purchases of non-marketable securities	(766)	(488)	(1,412)	(1,264)
Maturities and sales of non-marketable securities	237	113	256	125
Acquisitions, net of cash acquired, and purchases of intangible assets	(308)	(1,063)	(1,974)	(1,236)
Other investing activities	23	221	53	576
Net cash used in investing activities	(9,074)	(4,187)	(14,457)	(13,238)
Financing activities
Net payments related to stock-based award activities	(2,453)	(2,264)	(4,637)	(5,180)
Repurchases of stock	(12,796)	(15,197)	(24,191)	(28,497)
Proceeds from issuance of debt, net of costs	6,699	12,806	7,599	29,228
Repayments of debt	(7,741)	(13,162)	(8,678)	(29,582)
Proceeds from sale of interest in consolidated entities, net	300	0	310	0
Net cash used in financing activities	(15,991)	(17,817)	(29,597)	(34,031)
Effect of exchange rate changes on cash and cash equivalents	183	(368)	40	(268)
Net decrease in cash and cash equivalents	(2,992)	(2,950)	(2,835)	(3,009)
Cash and cash equivalents at beginning of period	26,622	20,886	26,465	20,945
Cash and cash equivalents at end of period	$23,630	$17,936	$23,630	$17,936

Reconciliation from net cash provided by operating activities to free cash flow (in millions; unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Quarter Ended June 30, 2022
Net cash provided by operating activities	$19,422
Less: purchases of property and equipment	(6,828)
Free cash flow	$12,594
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.
Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, except percentages; unaudited):
We provide non-GAAP constant currency revenues and the non-GAAP percentage change in constant currency revenues because they facilitate the comparison of current results to historic performance by excluding the effect of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.
Comparison from the Quarter Ended June 30, 2020 to the Quarter Ended June 30, 2021

	Quarter Ended
	June 30, 2020	June 30, 2021	% Change from Prior Year
EMEA revenues	$11,363	$19,084	68%
EMEA constant currency revenues		17,659	55%

APAC revenues	6,945	11,231	62%
APAC constant currency revenues		10,881	57%

Other Americas revenues	1,839	3,364	83%
Other Americas constant currency revenues		3,252	77%

United States revenues	17,999	28,208	57%

Hedging gains (losses)	151	(7)
Total revenues	$38,297	$61,880	62%
Revenues, excluding hedging effect	$38,146	$61,887
Exchange rate effect		(1,887)
Total constant currency revenues		$60,000	57%

Comparison from the Quarter Ended June 30, 2021 to the Quarter Ended June 30, 2022

	Quarter Ended
	June 30, 2021	June 30, 2022	% Change from Prior Year
EMEA revenues	$19,084	$20,533	8%
EMEA constant currency revenues		22,489	18%

APAC revenues	11,231	11,710	4%
APAC constant currency revenues		12,466	11%

Other Americas revenues	3,364	4,340	29%
Other Americas constant currency revenues		4,310	28%

United States revenues	28,208	32,727	16%

Hedging gains (losses)	(7)	375
Total revenues	$61,880	$69,685	13%
Revenues, excluding hedging effect	$61,887	$69,310
Exchange rate effect		2,682
Total constant currency revenues		$71,992	16%
Comparison from the Quarter Ended March 31, 2022 to the Quarter Ended June 30, 2022

	Quarter Ended
	March 31, 2022	June 30, 2022	% Change from Prior Quarter
EMEA revenues	$20,317	$20,533	1%
EMEA constant currency revenues		21,164	4%

APAC revenues	11,841	11,710	(1)%
APAC constant currency revenues		12,044	2%

Other Americas revenues	3,842	4,340	13%
Other Americas constant currency revenues		4,231	10%

United States revenues	31,733	32,727	3%

Hedging gains (losses)	278	375
Total revenues	$68,011	$69,685	2%
Revenues, excluding hedging effect	$67,733	$69,310
Exchange rate effect		856
Total constant currency revenues		$70,166	4%
Non-GAAP constant currency revenues and percentage change: We define non-GAAP constant currency revenues as total revenues excluding the effect of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue percentage change on year-on-year and quarter-on-quarter basis. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging effect recognized in the current quarter. Constant currency revenue percentage change is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging effect recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions; unaudited):

	Quarter Ended June 30,
	2021	2022
Interest income	$389	$486
Interest expense	(76)	(83)
Foreign currency exchange gain (loss), net	(51)	(260)
Gain (loss) on debt securities, net	111	(790)
Gain (loss) on equity securities, net(1)	2,772	(251)
Performance fees	(523)	318
Income (loss) and impairment from equity method investments, net	92	(118)
Other	(90)	259
Other income (expense), net	$2,624	$(439)
(1)Includes all gains and losses, unrealized and realized, on equity investments. For Q2 2022, the net effect of the loss on equity securities of $251 million and the $318 million reversal of previously accrued performance fees related to certain investments decreased the provision for income tax, net income, and diluted EPS by $14 million, $53 million, and less than $0.01, respectively. Fluctuations in the value of our investments may be affected by market dynamics and other factors and could significantly contribute to the volatility of OI&E in future periods.
Segment results
The following table presents our revenues and operating income (loss) (in millions; unaudited):

	Quarter Ended June 30,
	2021	2022
Revenues:
Google Services	$57,067	$62,841
Google Cloud	4,628	6,276
Other Bets	192	193
Hedging gains (losses)	(7)	375
Total revenues	$61,880	$69,685
Operating income (loss):
Google Services	$22,343	$22,770
Google Cloud	(591)	(858)
Other Bets	(1,398)	(1,686)
Corporate costs, unallocated	(993)	(773)
Total income from operations	$19,361	$19,453
We report our segment results as Google Services, Google Cloud, and Other Bets:
•Google Services includes products and services such as ads, Android, Chrome, hardware, Google Maps, Google Play, Search, and YouTube. Google Services generates revenues primarily from advertising; sales of apps and in-app purchases, digital content products, and hardware; and fees received for subscription-based products such as YouTube Premium and YouTube TV.
•Google Cloud includes Google’s infrastructure and platform services, collaboration tools, and other services for enterprise customers. Google Cloud generates revenues from fees received for Google Cloud Platform services, Google Workspace collaboration tools, and other enterprise services.
•Other Bets is a combination of multiple operating segments that are not individually material. Revenues from Other Bets are generated primarily from the sale of health technology and internet services.
Unallocated corporate costs primarily include corporate initiatives, corporate shared costs, such as finance and legal, including certain fines and settlements, as well as costs associated with certain shared R&D activities. Additionally, hedging gains (losses) related to revenue are included in corporate costs.